Inventories	12 Months Ended
Dec. 31, 2014
Inventory Disclosure [Abstract]
Inventories
Inventories

Inventories (principally using the LIFO method) are comprised of the following:

	December 31,
(Millions of dollars)	2014	2013	2012
Raw materials	$2,986	$2,966	$3,573
Work-in-process	2,455	2,589	2,920
Finished goods	6,504	6,785	8,767
Supplies	260	285	287
Total inventories	$12,205	$12,625	$15,547

We had long-term material purchase obligations of approximately $2,142 million at December 31, 2014.

During 2013 inventory quantities were reduced. This reduction resulted in a liquidation of LIFO inventory layers carried at lower costs prevailing in prior years as compared with current costs. In 2013, the effect of this reduction of inventory decreased Cost of goods sold by approximately $115 million and increased Profit by approximately $81 million or $0.12 per share. There were no significant LIFO liquidations during 2014 or 2012.